                                                                      Exhibit 21

50.10%                                                         DECEMBER 31, 2001


                                  SUNOCO, INC.
                          d/b/a Herr Gas & Oil Co. (PA)
                          d/b/a Kelly Oil Company (PA)
                         d/b/a Mahaffey Oil Company (PA)
                     d/b/a Montour Oil Service Company (PA)

                         SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:                                                 INC./REG.
-------------                                                 ---------

Helios Capital Corporation                                        DE
---Beneco Leasing Two, Inc.                                       OH
---Sunoco Leasing, Inc.                                           DE
------Heleasco Twenty, Inc.                                       DE
------Heleasco Twenty-Three, Inc.                                 DE
------Jalisco Corporation                                         CA
---Sun Leasing Company                                            DE

Mascot, Inc. (MA)                                                 MA

Mascot Petroleum Company, Inc.                                    DE
   d/b/a APlus    (FL)
   d/b/a Sunoco   (FL)
   d/b/a Optima Fuel Center    (MA/ME/NH/NJ/NY/PA/RI/WV)
   d/b/a Optima Quick Mart     (MA/ME/NH/NJ/NY/PA/RI/WV)

Radnor Corporation                                                PA
   d/b/a Almont Developers   PA)
   d/b/a Ray Jones Co.   (PA)
---Radnor/California Service Corporation                          DE
---Radnor/Credit Corporation                                      DE
---Radnor/Dutton Mill Corporation                                 PA
---Radnor/Edgewater, Inc.                                         DE
---Radnor/Fulton Industrial Corporation                           DE
---Radnor/Grand Oaks Corporation                                  DE
---Radnor/Green Meadows Corporation                               DE
---Radnor/Investment Corporation                                  DE
---Radnor/Island Corporation                                      DE
---Radnor/Lakeside Corporation                                    DE
---Radnor/Loudoun Corporation                                     DE
---Radnor/Main St. Corporation                                    DE
---Radnor/Murrieta Corporation                                    DE
---Radnor/North Corporation                                       DE
---Radnor/Parke East Corporation                                  DE
---Radnor/Plantation Corporation                                  DE
---Radnor/Plymouth Corporation                                    PA

50.10%                                                         DECEMBER 31, 2001

                                  SUNOCO, INC.

                         SUBSIDIARIES OF THE REGISTRANT



COMPANY NAME:                                                   INC./REG.
-------------                                                    --------

---Radnor/Sarasota Corporation                                     DE
------Laurel Oak Realty Corporation                                DE
---Radnor/Spring Ridge Corporation                                 DE
------Radnor/Frederick Corporation                                 DE
---Radnor/Spring Valley Corporation                                DE
---Radnor/Sun Village Construction Corporation                     DE
---Radnor/Sun Village Corporation                                  DE
---Radnor Suncoast Corporation                                     DE
---Radnor/Vail Ranch Corporation                                   DE
---Radnor/Vanguard Corporation                                     DE
---Radnor/Victorville Corporation                                  DE
---Radnor/Villa Trinidad Corporation                               DE
---Radnor/Vista Mar Corporation                                    DE
---Radnor/Willoughby Corporation                                   DE
---Radnor/Yorba Linda-I Corporation                                DE


Sun Alternate Energy Corporation                                   DE


Sun Atlantic Refining and Marketing Company                        DE
---Sun Atlantic Refining and Marketing B.V., Inc.                  DE
---Sun Atlantic Refining and Marketing B.V.                     Netherlands
------Atlantic Petroleum Corporation                               DE
---------Atlantic Pipeline Corp.                                   DE
---------Atlantic Refining & Marketing Corp.                       DE


Sun Canada, Inc.                                                   DE
---Helios Assurance Company Limited                             Bermuda
---Petrosun Limited                                             England
---Sun International Limited                                    Bermuda
---Sun Mexico One, Inc.                                            DE
------Sunoco de Mexico, S.A. de C.V.                            Mexico
---Sun Mexico Two, Inc.                                            DE
---Sunoco Limited                                               England

50.10%                                                         DECEMBER 31, 2001

                                  SUNOCO, INC.

                         SUBSIDIARIES OF THE REGISTRANT
                         ------------------------------

COMPANY NAME:                                                        INC./REG.
-------------                                                        ---------

Sun Coal & Coke Company                                                  DE
---Elk River Minerals Corporation                                        DE
---Haverhill North Coke Company                                          DE
---Indiana Harbor Coke Company                                           DE
---Indiana Harbor Coke Corporation                                       IN
---Jewell Coke Company                                                   DE
---Jewell Resources Corporation                                          VA
------Dominion Coal Corporation                                          VA
------Jewell Coal & Coke Company, Inc.                                   VA
------Jewell Smokeless Coal Corporation                                  VA
------Oakwood Red Ash Coal Corporation                                   VA
------Vansant Coal Corporation                                           VA
---Sun Coke International, Inc.                                          DE

Sun Coke Company                                                         DE

Sun Company, Inc.                                                        DE
(Name Saver Company)

Sun Company, Inc.                                                        PA
(Name Saver Company)

Sun Executive Services Company                                           PA

Sun Geologic and Seismic, Inc.                                           DE

Sun Ocean Ventures, Inc.                                                 DE

Sun Oil Argentina Limited                                             Bermuda

Sun Oil Argentina Limited S.A.                                        Argentina

Sun Oil Company                                                          DE
(Name Saver Company)

Sun Oil Company (U.K.) Ltd.                                              DE

Sun Oil Export Company                                                   DE

50.10%                                                         DECEMBER 31, 2001

                                  SUNOCO, INC.

                         SUBSIDIARIES OF THE REGISTRANT
                         ------------------------------

COMPANY NAME:                                                         INC./REG.
-------------                                                         ---------

Sun Oil International, Inc.                                               DE

Sun Pipe Line Company of Delaware                                         DE
---Mid-Continent Pipe Line Company                                        OK
---Mid-Valley Pipeline Company                                            OH
---Sun Oil Line Company of Michigan                                       MI
---Sun Pipe Line Company                                                  PA
---Sun Pipe Line Services Co.                                             DE
------Sun Borger Pipe Line Company                                        DE

Sun Refining and Marketing Company                                        DE
(Name Saver Company)

Sun Services Corporation                                                  PA

Sun Ship, Inc.                                                            PA
---Lesley Corporation                                                     DE

Sun Transport, Inc.                                                       DE

Sun-Del Services, Inc.                                                    DE

Sunoco Caribbean, Inc.                                                    DE
(Name Saver Company)

Sunoco, Inc. (R&M)                                                        PA
   d/b/a Mohawk Valley Oil   (NY)
   d/b/a Sonshine Fuels   (NY)
   d/b/a Sun Gas Company   (PA)
   d/b/a Sun Gas Services   (LA/PA/TX)
   d/b/a Sun Logistics    (MA/NH/RI)
   d/b/a Sun Mart   (PA)
   d/b/a Sun Petroleum Products Company   (PA)
   d/b/a Sun Transport (CT/DE/LA/MD/MI/NJ/NY/OH/OK/PA/TN/TX/VA/WV)
   d/b/a Sunmark Industries   (PA)
   d/b/a Y's Buy Oil Co.   (DE/NJ/PA)
---Aristech Chemical Corporation                                          DE
------Aristech Chemical International Sales Limited                 Barbados, WI
------Aristech Investment Corporation                                     DE

50.10%                                                         DECEMBER 31, 2001

                                  SUNOCO, INC.

                         SUBSIDIARIES OF THE REGISTRANT
                         ------------------------------


COMPANY NAME:                                                         INC./REG.
-------------                                                         ---------

---Mid-State Oil Company                                                  DE
---Puerto Rico Sun Oil Company LLC                                        DE
---Sun Lubricants and Specialty Products Inc.                           Quebec
---Sun Petrochemicals, Inc.                                               DE
      d/b/a Sun Petrochemicals Company    (PA)
---Sunmarks, Inc.                                                         DE
---Sunoco Power Marketing L.L.C.                                          PA
Sunoco Overseas, Inc.                                                     DE
---Lugrasa, S.A.                                                        Panama

The Claymont Investment Company                                           DE

Triad Carriers, Inc.                                                      PA
---BBQ, Inc.                                                              PA
---Carrier Systems Motor Freight, Inc.                                    DE